                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - March 2, 2001

                                Data Race, Inc.
            (Exact name of registrant as specified in its charter)

                                     TEXAS
                (State or other jurisdiction of incorporation)

            0-20706                                       74-2272363
    (Commission File Number)                (I.R.S. Employer Identification No.)

                           6509 Windcrest, Suite 120
                              Plano, Texas 75024
                                (972) 265-4000
  (Address of Principal Executive Offices and Telephone Number, Including Area
                                     Code)

Item 5.  Other Events.

Termination of Nasdaq Listing

Effective July 11, 2001, our common stock was delisted by The Nasdaq National Market due to our failure to pay overdue annual and additional listing fees in the amount of $44,125 and our inability to meet the minimum bid price requirements for continued listing. Our common stock continues to be traded in the over the counter market under the symbol "RACE".


Resignation of Chief Executive Officer

Michael McDonnell resigned his positions as President and Chief Executive Officer of Data Race and as a member of our Board of Directors on July 11, 2001. James G. Scogin, our chief financial officer since December 1999, has succeeded Mr. McDonnell as President.

Summary of March 2001 Private Placement

Issuance of Common Stock and Warrants

On March 2, 2001, we completed a private placement. We sold 3,047,620 shares of our common stock and warrants to purchase 304,762 shares of our common stock to three accredited investors: Protius Overseas Limited, Keyway Investments Ltd. and Lionhart Investments Ltd. The aggregate price of the securities sold was $2,000,000. We entered into a securities purchase agreement, a registration rights agreement, and warrants with the three investors. The following table summarizes the number of shares and warrants issued and the purchase price paid at the closing of the private placement.

                                                           Shares of Common
                                                            Stock Initially
                                    Shares of                Issuable Upon
         Investor                  Common Stock           Exercise of Warrants      Purchase Price
         --------                  ------------           --------------------      --------------
Protius Overseas Limited              1,828,572                 182,857               $1,200,000
Keyway Investments Ltd.                  76,191                   7,619               $   50,000
Lionhart Investments Ltd.             1,142,857                 114,286               $  750,000

The following table summarizes the aggregate number of shares issued or issuable under the securities purchase agreement and the aggregate number of shares issuable upon exercise of the warrants as a result of the amendments described below.

                                                             Shares of Common
                                                           Stock Issuable Upon
         Investor               Shares of Common Stock   Exercise of Warrants (1)
         --------               ---------------------    ------------------------
Lionhart Investments Ltd.             1,142,857                 114,286
Protius Overseas Limited              3,542,262                 303,089
Keyway Investments Ltd.                 671,676                  12,629
Lionhart Investments Ltd.             3,542,262                 189,431

     (1) Protius, Keyway and Lionhart each agreed not to exercise any portion of their respective warrants unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000,000 shares.

Material Terms of the Securities Purchase Agreement


In the securities purchase agreement, we granted the investors a right of first refusal to acquire additional securities in any financing transactions we undertake before December 27, 2001. We also agreed, subject to the exceptions provided in the securities purchase agreement, not to file with the SEC any other registration statements covering the sale or resale of shares of our common stock for a period of 210 days following the effective date of the registration statement covering the resale of the common stock issued in the private placement and the shares of common stock issuable upon exercise of the warrants issued in the private placement. These investors waived these rights as they apply to the other private placements described in this current report. We further agreed to reduce to $0.9875 the exercise price of the warrants to purchase an aggregate of 1,043,251 shares of our common stock issued under our June 1999 and December 1999 private placements and to extend the term of those warrants an extra two years to December 10, 2003. Subject to the exceptions provided in the securities purchase agreement, if we issue additional shares of our common stock at a price per common stock share less than $0.65625 before the earlier of November 27, 2001 or the effective date of the registration statement covering the resale of the common stock issued in the private placement and the shares of common stock issuable upon exercise of the warrants issued in the private placement, then antidilution provisions contained in the securities purchase agreement may require us to issue additional shares of common stock to the investors in order to prevent dilution of the investors' investment in our common stock. The investors agreed to waive this antidilution protection as it applies to the other private placements described in this current report in exchange for, among other things, the issuance of additional shares described in the above table. The securities purchase agreement also contains customary representations, warranties, covenants and indemnification provisions.

Material Terms of the Warrants

The warrants entitle the holders to purchase our common stock at an initial exercise price of $0.9875 per share, subject to certain antidilution adjustments, through March 2, 2006. These investors agreed to waive the antidilution adjustment as it applies to the other private placements described in this current report in exchange for, among other things, the reduction of the exercise price of their warrants from $0.9875 per share to $0.596 per share and the increase in the number of shares that may be acquired upon exercise of the warrants as described in the above table. The initial exercise price was determined based on the average closing bid price of our common stock over the five trading days preceding the issuance of the warrants. A holder of a warrant generally may not exercise the warrant to the extent that, at the time of the exercise, the sum of (i) the number of shares of our common stock beneficially owned by the holder plus (ii) the number of shares to be issued upon exercise would equal or exceed 4.9% of the number of shares of our common stock then issued and outstanding. The holder may terminate this restriction, however, upon 61 days notice to Data Race.

Material Terms of the Registration Rights Agreement

In the registration rights agreement, we agreed to file a registration statement covering the resale of the common stock issued in the private placement and the shares of common stock issuable upon exercise of the warrants issued in the private placement. We agreed to pay all of the registration expenses. We also agreed to pay liquidated damages to the investors if the SEC did not declare a registration statement effective with respect to the resale of their common stock by May 31, 2001, and as of the date of this current report we owe approximately $40,000 in the aggregate to Protius, Lionhart and Keyway.

Summary of May 2001 Private Placement

Issuance of Secured Convertible Promissory Notes and Warrants

On May 11, 2001, we completed another private placement. We sold (i) two secured convertible promissory notes in the aggregate original principal amount of $700,000, bearing interest at a rate of 10% per year and convertible into an aggregate of 2,333,333 shares of our common stock and (ii) warrants to purchase an aggregate of 1,416,666 shares of our common stock to two accredited investors, First Capital Group of Texas II, L.P. and ICN Capital Ltd. The aggregate price of the securities sold was $701,416. We entered into a securities purchase agreement, a registration rights agreement, secured convertible promissory notes, a security agreement and warrants with the two investors. The warrant granted to First Capital Group of Texas II, L.P. entitles them to purchase 583,333 shares of our common stock and the warrant granted to ICN Capital Ltd. entitles them to purchase 833,333 shares of our common stock. Each warrant provided for the purchase of our common stock at an initial exercise price of $0.30 per share through May 11, 2006. The exercise price is subject to adjustment upon the occurrence of certain events. The investors agreed to waive the antidilution adjustment as it applies to the other private placements described in this current report in exchange for, among other things, the reduction of the exercise price of their warrants from $0.30 per share to $0.075 per share. The following table summarizes the number of shares of our common stock initially issuable upon conversion of the notes and exercise of the warrants and the purchase price paid to us at closing pursuant to the transaction.

                                    Shares of Common
                                 Stock Initially Issuable          Shares of Common Stock
                                   upon Conversion of                  Issuable upon
          Investor                  Promissory Notes                Exercise of Warrants          Purchase Price
          --------                  ----------------                --------------------          --------------
First Capital Group of Texas
II, L.P.                               1,166,666(1)                      583,333(2)                  $350,833
ICN Capital Ltd.                          1,166,666                      833,333(3)                  $350,833

     (1) First Capital agreed not to convert any portion of its secured convertible promissory note unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000,000 shares.

     (2) First Capital agreed not to exercise any portion of its warrant unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000,000 shares.

     (3) ICN agreed not to exercise any portion of its warrant unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000,000 shares.

The following table summarizes the aggregate number of shares currently issuable upon conversion of the secured convertible promissory notes (without regard to the limitations on conversion in ICN's secured convertible promissory note, see
- "Material Terms of the Securities Purchase Agreement, Secured Convertible Promissory Notes and Security Agreement") as a result of the amendment to the conversion price to $0.075 as described below.

                                        Shares of Common
                                       Stock Issuable upon
                                         Conversion of
              Investor                  Promissory Notes
              --------                  ----------------

First Capital Group of Texas II, L.P.      4,666,666(1)
ICN Capital Ltd.                           4,666,666

     (1) First Capital agreed not to convert any portion of it secured convertible promissory note unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000,000 shares.

Material Terms of the Securities Purchase Agreement, Secured Convertible Promissory Notes and Security Agreement

In the securities purchase agreement, we granted the investors a right of first refusal to acquire additional securities in any financing transactions meeting certain criteria that we undertake before March 7, 2002. We also agreed, subject to the exceptions provided in the securities purchase agreement, not to file with the SEC any other registration statements covering the sale or resale of shares of our common stock for a period of 210 days following the effective date of the registration statement covering the resale of the common stock issued in the private placement and the shares of common stock issuable upon exercise of the warrants issued in the private placement. These investors waived these rights as they apply to the other private placements described in this current report. The securities purchase agreement also contains certain customary representations, warranties, covenants and indemnification provisions. Each of the notes is in the original principal amount of $350,000 and bears interest at the rate of 10% per year. The full amount of principal and all accrued interest is due and payable on May 11, 2002. Matured unpaid principal and interest shall bear interest at the rate of 18% per year. Each holder of a note can choose to convert all or a portion of the principal amount of the note (together with any accrued but unpaid interest) into shares of our common stock at any time before May 11, 2002. Each note is convertible into a number of shares of our common stock determined by dividing the amount of principal and interest to be converted by an initial conversion price of $0.30. The conversion price is subject to adjustment upon the occurrence of certain events. The investors agreed to waive the antidilution adjustment as it applies to the other private placements described in this current report in exchange for, among other things, the reduction of the conversion price of their notes from $0.30 per share to $0.075 per share. ICN has agreed generally not to convert its note or exercise its warrant to the extent that, at the time of the conversion or exercise, the sum of (i) the number of shares of our common stock beneficially owned by ICN plus (ii) the number of shares to be issued upon conversion or exercise would equal or exceed 9.9% of the number of shares of our common stock then issued and outstanding. ICN may terminate this restriction, however, upon 61 days notice to Data Race. We also granted the noteholders the right (in the event that we issue, before May 11, 2002, shares of our capital stock or securities convertible into or exercisable for shares of our capital stock for aggregate consideration of $5,000,000 or more), to convert the notes into the new securities issued at a conversion price generally equal to the price per share paid for the new securities. The maturity of the notes accelerates (at the option of the holders of at least two-thirds of the aggregate principal amount outstanding under the notes) in the event of a default under the notes or in the event that Data Race effects a financing transaction meeting certain criteria, sells substantially all of its assets, or is acquired in a transaction meeting certain criteria. An event of default under the notes has occurred as a result of the delisting of our common stock from The Nasdaq National Market. First Capital has waived its rights to accelerate its promissory note as a result of the delisting of our common stock. Our obligations under the notes are secured by a lien on all of our personal property, including accounts receivable, inventory and certain other property.

Material Terms of the Registration Rights Agreement

In the registration rights agreement, we agreed to file a registration statement covering the resale of the common stock issuable upon conversion of the notes and the shares of common stock issuable upon exercise of the warrants issued in the private placement. We agreed to pay all of the registration expenses. We must also pay damages if we breach certain of our obligations under the registration rights agreement, and we currently are past the deadline for registering the resale of the common stock. As of the date of this current report we owe approximately $3,500 in damages to ICN. First Capital has waived its right to receive any accrued liquidated damages.

Summary of June 2001 Issuance of Warrants

On June 6, we entered into a warrant exercise agreement with five holders of our warrants: Cranshire Capital, L.P., EURAM Cap Strat. "A" Fund Limited, Keyway Investments Ltd., Lionhart Investments Ltd., and ICN Capital Ltd. We agreed to amend the exercise price of the warrants held by the holders to $0.12 per share, and the holders exercised the warrants for 1,673,343 shares of our common stock at an aggregate exercise price of approximately $200,000. We also issued new warrants to the holders that are exercisable in the aggregate for 1,673,343 shares of our common stock at an initial exercise price of $0.25 per share. The exercise price is subject to adjustment upon the occurrence of certain events. The investors agreed to waive the antidilution adjustment to the extent it otherwise would apply to the other private placements described in this current report in exchange for, among other things, the reduction of the exercise price of their warrants from $0.25 per share to $0.075 per share and the increase in the number of shares issuable upon exercise of the warrants as set forth in the table below. A holder of a warrant generally may not exercise the warrant to the extent that, at the time of the exercise, the sum of (i) the number of shares of our common stock beneficially owned by the holder plus (ii) the number of shares to be issued upon exercise would equal or exceed 9.9% of the number of shares of our common stock then issued and outstanding. The holder may terminate this restriction, however, upon 61 days notice to Data Race. The following table summarizes the transaction by investor, giving effect to the increase in the number of shares issuable upon exercise of the warrants:

                                                                                    Shares Issuable
                                                                                     Upon Exercise
                                    Shares Acquired                                        of
                                    Upon Exercise of         Exercise Purchase        New Warrants
            Investor                   Warrants                    Price               Granted (1)
            --------                   --------                    -----               -----------
Cranshire Capital, L.P.                 706,961                   $84,835               2,356,537
EURAM Cap Strat. "A" Fund
Limited                                  78,637                   $ 9,436                 262,123

Keyway Investments Ltd.                 436,790                   $52,414               1,455,967
Lionhart Investments Ltd.               443,091                   $53,170               1,476,970
ICN Capital Ltd.                          7,864                   $   943                  26,213

     (1) Cranshire, EURAM, Keyway, Lionhart and ICN each agreed not to exercise any portion of their respective warrants unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000,000 shares.

Summary of June 2001 Private Placement

Issuance of Convertible Debentures and Warrants

On June 12, 2001, we entered into an agreement with respect to another private placement consummated in four separate closings. We sold (i) four convertible debentures in the aggregate original principal amount of $1,000,000, bearing interest at a rate of 6% per year and convertible into shares of our common stock at the conversion price described below and (ii) warrants to purchase an aggregate of 1,000,000 shares of our common stock to two accredited investors, Alpha Capital AG and Stonestreet L.P. The aggregate price of the securities sold was $1,000,000. We received $500,000 of the purchase price on June 18, 2001 (the first closing date), and will receive $240,000 of the purchase price by July 27, 2001 (the second closing date), $130,000 of the purchase price within the earlier of August 28, 2001 and the effective date of the registration statement we file pursuant to the registration rights agreement (the third closing date) and $130,000 of the purchase price within 5 calendar days of the effective date of such registration statement (the fourth closing date). We entered into a convertible debentures and warrants purchase agreement, a registration rights agreement, convertible debentures and warrants with the two investors. Each warrant entitled the holder to purchase 500,000 shares of our common stock at an initial exercise price of $0.14 per share, subject to adjustment, through June 18, 2004. The following table summarizes the number of shares of our common stock issuable upon conversion of the debentures (based upon the market price of our stock as of ___, 2001) and exercise of the warrants and the aggregate purchase price paid to us at the two closings pursuant to the transaction.

                                                                  Shares of Common
                           Shares of Common Stock         Stock Issuable upon        Purchase
                          Issuable upon Conversion        Exercise of Warrants        Price
          Investor             of Debentures              --------------------        -----
          --------             -------------
Alpha Capital AG             11,627,906(1)(2)(3)               500,000(3)            $500,000
Stonestreet L.P.          11,627,906(1)(3)(4)(5)            500,000(3)(4)            $500,000

     (1) Each debenture generally is convertible at a "floating" price equal to the lesser of (i) 50% of the average of the five lowest closing bid prices during the 25 trading days immediately prior to the date upon which the debenture is converted or (ii) $0.154 per share (with respect to $500,000 of the debentures), and 110% of the closing bid price per share on the trading day immediately prior to the applicable closing date as described above of our common stock on the principal exchange or market on which our common stock is then traded (with respect to the remaining amount of the debentures).

This conversion price is subject to adjustment for certain events, and subject to certain limitations and privileges (see - "Material Terms of the Convertible Debentures"). The calculation of 32,512,717 shares issuable upon conversion of the debentures was obtained by using an assumed conversion price of $0.029 per share, which was the average of the five lowest closing bid prices during the 25 trading days immediately prior to July 24, 2001 and after giving effect to and including the issuance of 3,202,373 shares pursuant to the conversion of $150,000 principal amount of debentures as described in footnotes (2) and (5) below.

     (2) Includes 981,373 shares of our common stock issued upon the conversion of $50,000 of principal and $50 of accrued interest on June 27, 2001 at a conversion price of $0.051 per share.

     (3) Alpha Capital agreed not to convert its convertible debentures or exercise its warrant for more than 12,500,000 shares in the aggregate unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000 shares.

     (4) Stonestreet agreed not to convert its convertible debentures or exercise its warrant for more than 12,500,000 shares in the aggregate unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000 shares.

     (5) Includes 1,706,044 shares of our common stock issued upon conversion of $80,000 of principal and $184 of accrued interest on June 29, 2001 at a conversion price of $0.047 per share and 514,956 shares of our common stock issued upon conversion of $20,000 of principal and $83 of accrued interest on July 10, 2001 at a conversion price of $0.047 per share.

Material Terms of the Convertible Debentures and Warrants Purchase Agreement


We granted the investors a right of first refusal to acquire additional securities in any financing transactions meeting certain criteria that we undertake before the date that is 300 days following the effective date of the registration statement we file pursuant to the registration rights agreement. Each investor can require us to use half of the net proceeds from any sale of our securities for cash (including under our equity line) to redeem the convertible debentures. We also generally are prohibited from selling our securities below certain prices until 300 days after the effective date of the registration statement we file pursuant to the registration rights agreement, subject to certain exceptions. The convertible debentures and warrants purchase agreement generally prohibits us from merging or consolidating Data Race with another entity, or selling more than 50% of our assets, without the prior written consent of the investors. We also generally are required to submit to our shareholders for approval the issuance of the shares of our common stock issuable upon the conversion of the convertible debentures and the exercise of the warrants by August 17, 2001. If approval is not obtained, the investors generally may require us to delist our common stock from the principal trading exchange or market on which the common stock is traded or redeem the debentures. Jeffrey P. Blanchard, our Chairman, James G. Scogin, our President, Jeffrey Kissell, our Senior Vice President of Product and Business Development, and Michael McDonnell, our recently resigned President and Chief Executive Officer, collectively have voting power with respect to 1,435,994 outstanding shares of our common stock in the aggregate (4.1% of the aggregate common stock outstanding as of July 11, 2001) and have executed a voting agreement that contractually requires them to vote in favor of the proposal. The convertible debentures and warrants purchase agreement also contractually required us to enter into an equity line of credit by June 22, 2001. We are required to pay the sum of $80,000 (representing 8% of the aggregate purchase price) to Hadrian Investments Limited for placement agent fees. The convertible debentures and warrants purchase agreement also contains other representations, warranties, covenants and indemnification provisions customary for agreements of its type.

Material Terms of the Convertible Debentures

Each of the convertible debentures bears interest at the rate of 6% per year, payable quarterly commencing October 1, 2001. The full amount of principal and all accrued interest is due and payable in four installments, each falling on that date that is three years following the applicable closing date (see "Issuance of Convertible Debentures and Warrants" above). The principal amounts outstanding with respect to each debenture may not be prepaid without the consent of the holder. Notwithstanding the foregoing, the debentures may be redeemed by us at our option through the payment to the holders of an amount equal to the principal amount of the debenture plus a premium ranging between 20% and 30% of the principal amount, depending upon the date of the redemption. Each holder of a debenture can choose to convert all or a portion of the principal amount of the note (together with any accrued but unpaid interest) into shares of our common stock at any time before the applicable maturity date. Each debenture is convertible into a number of shares of our common stock determined by dividing the amount of principal and interest to be converted by a "floating" price generally equal to the lesser of (i) 50% of the average of the five lowest closing bid prices during the 25 trading days immediately prior to the date upon which the debenture is converted or (ii) $0.154 per share (with respect to $500,000 of the debentures), $____ per share (with respect to $240,000 of the debentures), $____ per share (with respect to $130,000 of the debentures, and $____ per share (with respect to $130,000 of the debentures), subject in each case to certain adjustments. Each of these investors agreed not to convert their respective convertible debentures or exercise their respective warrants for more than 25,000,000 shares in the aggregate (12,500,000 shares each) unless and until our shareholders approve the increase of the number of shares of common stock which we are authorized to issue to 130,000,000 shares. The failure of our shareholders to approve the increase in the authorized shares before the earlier to occur of (i) 60 days after the effective date of the registration statement we file pursuant to the registration rights agreement or
(ii) December 1, 2001, constitutes an event of default under the debentures. In the event that the issuance of shares of our common stock upon the conversion of the debentures would cause us to violate the listing requirements of the principal trading exchange or market on which our common stock is then traded, the holder of the debenture may elect to either (i) convert the debenture at a conversion price of $0.14 per share or (ii) require us to pay the holder cash in an amount equal to the product of (A) the highest closing bid price during the period commencing on the day the debenture was converted and ending on the trading day payment is delivered, multiplied by (B) the number of shares of common stock that would have been delivered upon conversion had the issuance not violated the listing requirements. A holder of a debenture generally may not convert the debenture to the extent that, at the time of the conversion, the sum of (i) the number of shares of our common stock beneficially owned by the holder plus (ii) the number of shares to be issued upon conversion would equal or exceed 9.9% of the number of shares of our common stock then issued and outstanding, including other shares of our common stock issuable upon conversion of the holder's debenture. The holder may terminate this restriction, however, upon 61 days notice to Data Race. In the event that we sell any shares of our common stock (or certain securities convertible into or exercisable for shares of our common stock) at a price less than the conversion price of a debenture, then the conversion price of the debenture generally shall be adjusted to equal the lower price (subject to certain exceptions). In the event that a debenture is converted and we issue the shares of common stock later than the time permitted in the debenture, we may be required to make substantial late fee payments to the holder that increase based upon how late we issue the shares and without a cap on the late fee that must be paid. The maturity of the debentures could accelerate at the option of the holder in the event of a default under the debentures, in the event that Data Race sells more than half of its assets, or in the event that Data Race is acquired in a transaction meeting certain criteria.

Material Terms of the Registration Rights Agreement

In the registration rights agreement, we agreed to file a registration statement covering (i) the resale of 200% of the shares of common stock issuable upon conversion of the debentures and (ii) the resale of 100% of the shares of common stock issuable upon exercise of the warrants issued in the private placement. These investors waived the requirement that we register the resale of 200% of the shares of common stock issuable upon conversion of the debentures if we agreed to (i) register under the registration statement the resale of an aggregate of 25,000,000 shares issued or issuable upon conversion of the debentures and (ii) register, within 15 days after the date our shareholders approve an increase in the number of shares of common stock which we are authorized to issue, the remaining shares which we otherwise would be obligated to register. We must also pay penalties if we breach certain of our obligations under the registration rights agreement. These penalties may be paid in cash or, at our option, in shares of our common stock.

     THE SUMMARY OF THE TRANSACTIONS SET FORTH ABOVE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENTS FILED AS EXHIBITS TO THIS FORM 8-K.

Item 7.    Financial Statements and Exhibits

     Exhibits

     3.1 Articles of Amendment to and Restatement of the Articles of Incorporation of Data Race, filed December 27, 1991. (a)

     3.2 Articles of Correction to Articles of Amendment to and Restatement of the Articles of Incorporation of Data Race, filed August 13, 1992. (a)

     3.3 Articles of Amendment to the Articles of Incorporation of Data Race, filed August 21, 1992. (a)

     3.4 Statement of Resolution Establishing Series B Participating Cumulative Preferred Stock. (b)

     3.5 Articles of Amendment to the Articles of Incorporation of Data Race, filed January 21, 1999. (d)

     3.6       Bylaws of Data Race and Amendments to Bylaws. (a)(c)

     10.1 Securities Purchase Agreement dated March 2, 2001 among Data Race, Protius Overseas Limited, Keyway Investments Ltd., and Lionhart Investments Ltd. (e)

     10.2 Registration Rights Agreement dated March 2, 2001 among Data Race, Protius Overseas Limited, Keyway Investments Ltd., and Lionhart Investments Ltd. (e)

     10.3      Warrants for March 2001 Private Placement (e)

     10.4 Letter Agreement dated March 2, 2001 regarding amendment of warrants issued in connection with June 1999 private placement.(e)

     10.5 Letter Agreement dated March 2, 2001 regarding amendment of warrants issued in connection with December 1999 private placement. (e)

     10.6 Securities Purchase Agreement dated May 11, 2001 among Data Race, First Capital Group of Texas II, L.P., and ICN Capital Ltd. (f)

     10.7 Registration Rights Agreement dated May 11, 2001 among Data Race, First Capital Group of Texas II, L.P., and ICN Capital Ltd. (f)

     10.8      Warrants for May 2001 Private Placement (f)

     10.9 10% Secured Convertible Promissory Notes dated May 11, 2001 executed in favor of First Capital Group of Texas II, L.P., and ICN Capital Ltd., respectively (f)

     10.10 Security Agreement dated May 11, 2001 executed in favor of First Capital Group of Texas II, L.P., and ICN Capital Ltd., respectively (f)

     10.11 Warrant Exercise Agreement dated June 6, 2001 among Data Race, Keyway Investments Ltd., Lionhart Investments Ltd., ICN Capital Ltd., EURAM Cap Strat. "A" Fund Limited and Cranshire Capital, L.P. (f)

     10.12 Form of Warrant issued under Warrant Exercise Agreement dated June 6, 2001 (f)

     10.13 Convertible Debentures and Warrants Purchase Agreement dated June 12, 2001 among Data Race, Alpha Capital AG and Stonestreet L.P.
               (f)

     10.14 Registration Rights Agreement dated June 12, 2001 among Data Race, Alpha Capital AG and Stonestreet L.P. (f)

     10.15 Form of Warrant issued pursuant to Convertible Debentures and Warrants Purchase Agreement (f)

     10.16 Form of 6% Convertible Debenture issued pursuant to Convertible Debentures and Warrants Purchase Agreement (f)

     10.17 Letter Agreement dated July 19, 2001 among Data Race, Alpha Capital AG and Stonestreet L.P. amending Convertible Debentures and Warrants Purchase Agreement and related documents (f)

     10.18 Waiver letter dated July 19, 2001 among Data Race, Protius Overseas Limited, Keyway Investments Ltd., Lionhart Investments Ltd., First Capital Group of Texas II, L.P., ICN Capital Ltd., Alpha Capital AG, Stonestreet L.P., EURAM Cap Strat. "A" Fund Limited and Cranshire Capital, L.P. (f)

________________________________

     (a) Filed as an exhibit to Form S-1 Registration Statement No. 33-51170, effective October 7, 1992.

     (b) Filed as an exhibit to Form 10-K Annual Report for the fiscal year ended June 30, 1997.

     (c) Filed as an exhibit to Form 10-Q Quarterly Report for the quarter ended December 31, 1996.

     (d) Filed as an exhibit to Form S-3 Registration Statement No. 333-71319, effective April 20, 1999.

     (e)       Filed as an exhibit to Form 8-K Current Report filed March 7,
               2001.

     (f)       Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DATA RACE, Inc.

Date:  July 24, 2001        By:  /s/ James G. Scogin
                                 ----------------------------------------------
                                 James G. Scogin,
                                 Senior Vice President-Finance, Chief Financial
                                 Officer, Treasurer and Secretary

                               INDEX TO EXHIBITS
     Exhibits

     3.1 Articles of Amendment to and Restatement of the Articles of Incorporation of Data Race, filed December 27, 1991. (a)

     3.2 Articles of Correction to Articles of Amendment to and Restatement of the Articles of Incorporation of Data Race, filed August 13, 1992. (a)

     3.3 Articles of Amendment to the Articles of Incorporation of Data Race, filed August 21, 1992. (a)

     3.4 Statement of Resolution Establishing Series B Participating Cumulative Preferred Stock. (b)

     3.5 Articles of Amendment to the Articles of Incorporation of Data Race, filed January 21, 1999. (d)

     3.6       Bylaws of Data Race and Amendments to Bylaws. (a)(c)

     10.1 Securities Purchase Agreement dated March 2, 2001 among Data Race, Protius Overseas Limited, Keyway Investments Ltd., and Lionhart Investments Ltd. (e)

     10.2 Registration Rights Agreement dated March 2, 2001 among Data Race, Protius Overseas Limited, Keyway Investments Ltd., and Lionhart Investments Ltd. (e)

     10.3      Warrants for March 2001 Private Placement (e)

     10.4 Letter Agreement dated March 2, 2001 regarding amendment of warrants issued in connection with June 1999 private placement. (e)

     10.5 Letter Agreement dated March 2, 2001 regarding amendment of warrants issued in connection with June 1999 private placement. (e)

     10.6 Securities Purchase Agreement dated May 11, 2001 among Data Race, First Capital Group of Texas II, L.P., and ICN Capital Ltd. (f)

     10.7 Registration Rights Agreement dated May 11, 2001 among Data Race, First Capital Group of Texas II, L.P., and ICN Capital Ltd. (f)

     10.8      Warrants for May 2001 Private Placement (f)

     10.9 10% Secured Convertible Promissory Notes dated May 11, 2001 executed in favor of First Capital Group of Texas II, L.P., and ICN Capital Ltd., respectively (f)

     10.10 Security Agreement dated May 11, 2001 executed in favor of First Capital Group of Texas II, L.P., and ICN Capital Ltd., respectively (f)

     10.11 Warrant Exercise Agreement dated June 6, 2001 among Data Race, Keyway Investments Ltd., Lionhart Investments Ltd., ICN Capital Ltd., EURAM Cap Strat. "A" Fund Limited and Cranshire Capital, L.P. (f)

     10.12 Form of Warrant issued under Warrant Exercise Agreement dated June 6, 2001 (f)

     10.13 Convertible Debentures and Warrants Purchase Agreement dated June 12, 2001 among Data Race, Alpha Capital AG and Stonestreet L.P. (f)

     10.14 Registration Rights Agreement dated June 12, 2001 among Data Race, Alpha Capital AG and Stonestreet L.P. (f)

     10.15 Form of Warrant issued pursuant to Convertible Debentures and Warrants Purchase Agreement (f)

     10.16 Form of 6% Convertible Debenture issued pursuant to Convertible Debentures and Warrants Purchase Agreement (f)

     10.17 Letter Agreement dated July 19, 2001 among Data Race, Alpha Capital AG and Stonestreet L.P. amending Convertible Debentures and Warrants Purchase Agreement and related documents (f)

     10.18 Waiver letter dated July 19, 2001 among Data Race, Protius Overseas Limited, Keyway Investments Ltd., Lionhart Investments Ltd., First Capital Group of Texas II, L.P., ICN Capital Ltd., Alpha Capital AG, Stonestreet L.P., EURAM Cap Strat. "A" Fund Limited and Cranshire Capital, L.P. (f)

     _______________________________

     (a) Filed as an exhibit to Form S-1 Registration Statement No. 33-51170, effective October 7, 1992.

     (b) Filed as an exhibit to Form 10-K Annual Report for the fiscal year ended June 30, 1997.

     (c) Filed as an exhibit to Form 10-Q Quarterly Report for the quarter ended December 31, 1996.

     (d) Filed as an exhibit to Form S-3 Registration Statement No. 333-71319, effective April 20, 1999.

     (e)       Filed as an exhibit to Form 8-K Current Report filed March 7,
               2001.

     (f)       Filed herewith.